EXHIBIT 10.8

House Ownership Certificate

J.F. (L.C)Z.No. 50775

To whom it may concern:

　　According to Constitution of the PRC, this is to protect the legal interest of the house owner who applied to register for the listed house; it is the truth through investigation, and thus is issued this certificate.

Jinan Real Estate Administration

House owner					Nature of ownership		By the
Co-owner of ownership		Jinan Cigarette Factory			Property type		entire
Address:		No. 80, Daqiao Road, Jinan City			Land No.		people
Status of house	Building No.	Rm. No.	Number of rooms	Architectural structure	Floor	Building area (square meters)	Note
	16		9	Mixture	01	958.46
	17		15	Mixture	04	432.11
	18		88	Mixture	04	2427.79
	19		2	Mixture	01	42.55
	20		3	Mixture	01	71.59
	21		8	Mixture	01	620.94
	22		215	Mixture	05	9429.36
	23		215	Mixture	05	9429.36
	24		23	Mixture	02	502.13
	25		20	Mixture	01	1238.80
	26		1	Mixture	01	34.10
	27		5	Mixture	01	149.98
	28		2	Mixture	01	76.89
	29		7	Mixture	01	495.85
	30		1	Mixture	01	21.12
Remarks

Issued by: Jinan City Licheng District Rural and Urban House Ownership Registration Office
Issued on:

Lease Contract

Lessor: Jiangjun Trading Co., Ltd.
Address: No. 80 Jiangjun Road, Jinan City
Legal representative: Jiang Haiyan

Lessee: Shandong Yaoyuan Pharmaceutical Company
Address: No. 80 Jiangjun Road, Jinan City
Legal representative: Song Yanliang

The two parties agree to conclude the contract with regards to the lease of the workshop to the Lessee according to the Contract Law of the People’s Republic of China and relevant regulations, on the principle of fairness and mutual benefits.
Article 1: Status of house
(1)
The Lessor leases the house and attached facilities located in Dawang County, Licheng district, Jinan City (hereinafter referred to as “The Leased Property”) to the Lessee for breeding and planting as well as office administration.

(2)	The leased area of the house is 1160.46 square meters.
(3)	The Lessor shall guarantee that the building quality of the Leased Property meets the safety requirements of the Lessee.
(4)
The Leased Property is used for breeding and planting as well as office administration of the Lessee, if it intends to change its purpose, it shall get the written permission of the Lessor, and all the relevant procedures shall be reported by the Lessee according to national regulations; all the fees payable shall be assumed by the Lessee; the Lessor shall not be responsible for the compensation of dissolution and termination of the contract owing to any reasons.

(5)
The Lessee shall guarantee that the current house and plants will not be damaged, and the disposal right of plants is held by the Lessor. The Lessee is responsible for the maintenance and repair of the over-ground house and supported facilities like water & electricity.

(6)	It adopts the method of charter for the Leased Property.
Article 2: Cooperation period
(1)	The cooperation period is temporarily five years, and the contract will be signed once a year; the contract term of the first year is from Mar. 1, 2010 to Feb. 28, 2011.
(2)
After the contract term expires, the Lessor has right to take back the Leased Property, and the Lessee shall return the Property and move out of the house in advance of two weeks; if the Lessee needs to extend the lease term, it shall propose within two months in advance of the expiry date; after the agreement of the Lessor, the two parties shall sign a new contract. The Lessee has the priority to lease the Property under the same conditions.

Article 3: Delivery
After taking effect, the Lessor shall deliver the Property to the Lessee, and the Lessee agrees to rent the Property and facilities based on its current status. The two parties shall sign and confirm the infrastructure on the transfer list when deliver the Property.

Article 4: Lease fee
(1)	Lease deposit
The lease deposit of this contact is 10,000 Yuan (Say Ten Thousand Yuan Only).
(2)	Rent
The rent is 30,000 Yuan each year, and it will increase 5% year by year since the second year.
(3)	Water & electricity fees
The Lessee shall pay the water & electricity fees to the relevant management department independently, and the Lessee shall take charge of the coordination.
Article 5: Payment way of lease fee
(1)	The Lessee shall remit the deposit to the specified account within three days after signing the contract.
After the expiry date of the contract, and the following conditions are satisfied, the Lessor shall return the deposit to the Lessee within 15 working days without the interests.
1.	The Lessee has settled all the charges generated from the lease (including but not limited in fees of water, electricity, heat supply, telecom, environment & health and public security);
2.	It shall comply with the contract regulations to return the Leased Property and assume other responsibilities to the Lessee.
3.	The Leased Property, attached facilities and equipment shall have no abnormal damage through the confirmation of the Lessor.
“Abnormal damage” refers to the situations except for the normal wearing and aging.
If there is “abnormal damage”, the two parties shall confirm the direct fees of the damage, and the deposit that deducted the direct fees shall be returned to the Lessee, and the lacking part shall be supplemented by the Lessee.
(2)
This contract will be based on the principle to pay the rent first and then take use of the Property, the Lessee shall pay the first-year rent and deposit within three days since the effective date of the contract; after then, the Lessee shall pay the rent of next year on 25 of last month before each calendar year or in advance of this date, and it shall remit to the specified account of the Lessor, or it can comply with other ways of payment agreed in the written form by the two parties.

Bank of deposit of Lessor:
Account No:
If the Lessor changes the payment account No. or bank of deposit, it shall promptly notify the Lessee.
The Lessee shall pay the liquidated damages to the Lessor if the rent is overdue, with the amount of: delayed days ×5/10000 of total owed rent.
Article 6: relevant fees
(1)	During the contract term, the Lessee shall assume the water & electricity fees, communication fees, decoration fees and all the fees needed for the normal use of relevant supported facilities.
(2)	The use right of the Leased Property belongs to the Lessee during the lease term.

Article 7: Repair and maintenance
(1)
The Lessee shall enjoy the use right of the Leased Property and attached facilities during the lease term, and it shall be responsible for the repair and maintenance of relevant facilities in the Property; it shall guarantee that the relevant facilities are in the good state and it can be returned together with the Leased Property during the lease term when the contract terminates. The Lessee has right to examine and supervise.

The Lessee has responsibility to properly use and maintain the Leased Property, and it shall eliminate the possible faults and dangers promptly, so as to avoid all the possible troubles.
(2)
If the Lessee intends to decorate or increase the attached facilities and equipment, it shall get the permission of the Lessor and submit to the relevant department for approval, which shall not damage the main structure of the Leased Property as well as damage the Property substantially; and it shall not damage other building and facilities of the Lessor. Otherwise, the Lessee shall assume the responsibility for compensation.

Article 8: Safety management
(1)
The Lessee shall seriously comply with the Fire Protection Regulation of the People's Republic of China and relevant system of the Lessor; it shall coordinate the Lessor to prepare the relevant works, otherwise, all the responsibilities and losses shall be assumed by the Lessee.

(2)	The Lessee shall allocate the fire control equipment according to the relevant regulations; it forbids using fire control facilities for other use.
(3)
If it needs t works owing to the maintenance (including welding and gas welding, etc.), it shall get the permission of the principal department of Lessor; and the issues that need the approval of the principal department, it shall get the approval of fire control department.

(4)
The Lessee shall take charge of the fire and stealing control in the Leased Property according to the relevant regulations of the fire control department, and take self-examination and self-correction works. The Lessee has right to examine the fire and stealing control safety in the reasonable time agreed by the two parties, and it shall give the written notice to the Lessee; the Lessee shall not refuse unreasonably or delay the approval. The safety examination behaviors of the Lessor shall not exempt from the safety requirements like safety examination of the Lessee.

(5)
During the contract term, the two parties shall observe national laws and regulations, and it shall not use the Leased Property to engage in the illegal activities; meanwhile, the Lessor has right to urge the Lessee to do well the works with regards to fire control, safety and health.

(6)
The Lessee shall observe the safety management of the state and the Lessor, so as to promptly eliminate the personal harms as well as the harms to the Lessor. The Lessee shall take the security and protection for the properties, and assume all the responsibilities.

(7)	The Lessee shall comply with the national regulations to use the relevant equipment and facilities; otherwise, it will assume all the responsibilities as well as the losses of the Lessor.
Article 9: Responsibility of insurance
During the lease term, the Lessee shall take charge of purchasing the insurance of Lessor’s property and other necessary insurances (including the liability insurance). If the Lessee doesn’t purchase the above insurance, the Lessor has right to terminate the contract, and the Lessee shall assume all the compensations and responsibilities.

Article 10: Leased property and surrounding environment management
(1)	If the Lessee’s behavior affects or harms the surrounding environment, it shall eliminate the effect and recover the original state, and it shall bear the responsibility for the damage.
(2)
When the lease term expires or the contract terminates in advance, the Lessee shall clean the Leased Property and move out of the Property, and return the property to the Lessor. If the Lessee doesn’t clean the house, it shall bear the fees related to cleaning of the Lessor.

(3)
The Lessee must comply with the laws and regulations of the People’s Republic of China as well as the provisions relevant to property management of the Lessor, if it violates the regulations, it shall bear the relevant responsibilities. If the Lessee affects the normal works of other users owing to its violation of above regulations, the losses shall be assumed by the Lessor.

Article 11: Provisions of decoration
(1)
During the contract term, if the Lessee needs to decorate or rebuild the Leased Property, it shall submit the relevant plans to the Lessor and get the approval; meanwhile, it shall report to the relevant government department for approval. If the decoration and rebuilding plans may affect the public building or other adjacent users, the Lessor can propose the disputes on these plans, and the Lessee shall revise promptly. The rebuilding and decoration fees shall be assumed by the Lessor.

(2)	If the decoration and rebuilding plans may affect the main structure of the Leased Property, it shall get the written approval of the Lessor and original design unit.
(3)	The Lessee shall handle the acceptance procedures after second decoration as well as the relevant fees; the Lessee shall recover the original state for free after the contract expires.
Article 12: Termination
The Lessee shall not terminate the contract in advance without the written permission of the Lessor. If the Lessee needs to terminate the contract in advance, it shall notify the Lessor in the written form before two months, and it can terminate the contract after completing the following procedures:
1.	Return the Leased Property to the Lessor;
2.	Pay off the rent and other relevant fees;
3.	It shall pay the item that is equal to 2 times of the rent of the current month as the compensation for the Lessor at the day before the termination date or in advance of this date.
Article 13: Exception clauses
(1)
The two parties will not assume the responsibilities for breach of the contract if the Lessor cannot perform the contract owing to the revision of relevant national laws and regulations or local government behavior or the policy regulations of higher-level principal department of the Lessor. But they shall comply with the regulated period of Article 2 to perform the obligations of notification.

(2)
If one party cannot perform the contract owing to natural disaster, wars or other unforeseeable force majeure factors that cannot be prevented or avoided, the relevant party shall notify the other party by means of main or fax; and it shall provide the detail of force majeure and the certificates for the non-performing of the contract or demand for delaying the performance within 30 days. These certificates shall be issued by the notary public of the place encountered from force majeure, if it cannot obtain the certificates issued by the notary public, it can provide other forcible certificates. The party suffered from the force majeure can be exempted from the responsibilities.

(3)
The contract will terminate if it cannot be executed owing to the above two reasons; the Lessor shall return the deposits and overpayments to the Lessee within 30 working days since the termination date,, and other matters shall be handled in accordance with the national regulations.

Article 14: Relevant agreements of contract termination or dissolution
(1)
If the contract terminates in advance or the contract expires, and the two parties don’t continue the agreements, the Lessee shall move out of the house at the termination date or expiry date, and return the Property to the Lessor. If the Lessee doesn’t move out of the Property or return the Property in time, it shall pay the doubled rent to the Lessor; while the Lessor has right to notify for refusing the doubled rent in the written form, and it has right to take back the Leased Property and remove the properties forcibly; and it has no responsibility to keep the properties. If there are still the properties of Lessee within five days after moving, if the two parties have no agreements, it will be deemed as wavier of the ownership, and the Lessor will dispose these properties. If the Lessee has difficulties to find the workshop or there are other special reasons, the Lessor shall allow for delaying the term for 20 days, but the Lessee shall pay off the rent and relevant fees at one time according to the agreed rent in the contract.

(2)
After the contract term expires, if the Lessee intends to continue the contract, it shall notify the Lessor in advance of 30 days, and the Lessor shall propose the disputes or negotiate to continue the agreements with the Lessee within 30 working days since receiving the notice; if it doesn’t reply within 30 working days since receiving the notice, it will be deemed as agreeing the reletting; the contract will extend for half a year, which will be calculated since the expiry date. After the lease term expires, if the Lessor intends to continue leasing the Property, the Lessee has the priority to lease the Property based on the same rent.

(3)	The Leased Property shall comply with the normal using state when returning; otherwise, the Lessee shall assume the responsibility for the compensations.
Article 15: Operation and advertisement
(1)
The Lessor shall not interfere in the legal operation and production of the Lessee, and the production and operation behaviors and results have no relations with the Lessor. The Lessee (sublessee) shall not use the Lessor’s name, word size and image symbol in the self propaganda or operation activities; the Lessee shall ensure that its or the sublessee’s behaviors cannot harm the legal rights of the Lessor. Otherwise, the Lessee shall take charge of the compensations and bear the responsibilities according to the provisions for breach of the contract.

(2)
If the Lessee needs to establish the billboard on the house surface, wall and other parts or the places owned or managed by the Lessor surrounded the Leased Property, it shall get the written permission of the Lessor; the relevant fees shall be confirmed through negotiation of the two parties; the Lessee will be responsible for completing the relevant procedures according to the government regulations as well as submit to the Lessor for filing.

Article 16: Relevant taxes
In accordance with the regulations of the local government, the relevant taxes of this contract shall be assumed respectively by the two parties abiding by the regulations. The Lessor shall handle the relevant procedures for registration.

Article 17: Notice
All the notices related to the contract or the documents related to the two parties as well as the relevant requirements shall be in the written form.
Article 18: Responsibility for breach of contract and claim 1
(1)	Any party will be deemed as breach of the contract if it doesn’t execute any clauses in the contract.
(2)
After receiving the written notice for the details of breach of contract of one party, any party shall confirm or propose the written disputes or supplementary notes within 15 working days. If it doesn’t reply in the written form within 15 working days, it will be deemed as acceptance of the contents; in this case, the two parties shall negotiate the issue; if it fails to be solved in this way, it shall be handled according to the clauses in this agreement. The default party shall assume the economic losses of the observant party caused by its breach of the contract.

(3)	Claim
1.
If the contract cannot be performed owing to illegal reasons of the Lessor, it shall return the overpayments and deposits of the Lessee, and it will give the Lessee 15 days for moving out of the Leases property for free.

2.
If the contract cannot be performed owing to illegal reasons of the Lessee, the Lessee shall pay the relevant rent in lump sum within 7 days since the invalid date agreed in the contract as the compensations, which will be deemed as the indirect compensation for the Lessor; otherwise, the Lessor has right to detain the paid rent and deposit of the Lessee; meanwhile, the Lessor will not make any compensations for all the fees invested by the Lessee based on the trust at the beginning.

3.
If the disputes aroused from the contract cannot be solved through negotiation, the default party shall assume the expenses of the observant party for maintaining its rights, including but not limited in the travel fees, lawsuit fees, investigation fees and lawyer’s fees.

Article 19: Disputes solution
The disputes aroused from this contract shall be solved through negotiation of the two parties; for failure of negotiation, it shall make the lawsuit to the people’s court at the location of the Leased Property.
Article 20: Other clauses
(1)
After signing the contract, if the enterprise name has change, the change party shall provide the registration materials of industry and commerce related to the change to the other party, if the change doesn’t comply with the contract, this contract clauses will not be changed, and it will continue to be performed until the contract expires.

(2)	The unsettled matters herein shall be negotiated by the two parties to sign the supplementary agreement.
(3)	This contract will take effect after signing and sealing of the two parties as well as receiving the deposit paid by the Lessee.

Lessor: Jiangjun Trading Co., Ltd.
Authorizes representative (signature):
Date: Mar. 1, 2010

Lessee: Shandong Yaoyuan Pharmaceutical Company
Authorizes representative (signature):
Date: Mar. 1, 2010

Contract

Lessor: Jiangjun Trading Co., Ltd.
Address: No. 80 Jiangjun Road, Licheng District, Jinan City
Legal representative: Jiang Haiyan

Lessee: Shandong Yaoyuan Pharmaceutical Company
Address: No. 80 Jiangjun Road, Licheng District, Jinan City
Legal representative: Song Yanliang

The two parties agree to conclude the contract with regards to the lease of the land (owned by the Lessor) to the Lessee according to the Contract Law of the People’s Republic of China and relevant regulations, on the principle of fairness and mutual benefits.

Article 1: Status of land
(1)	The Lessor leases the land located in Dawang County, Licheng District, Jinan City (land certificate No: (Licheng) G.Y.(95) No. 0539018, hereinafter referred to as “The Land”) to the Lessee.
(2)	The Land covers the area of 156020 square meters.
(3)	The Lessee shall notify the Lessor in the written form if it needs new facilities demanded by the breeding and planting, and get the permission of the Lessor.
(4)
The Land is only used for breeding and planting the agricultural and byproducts, and it shall seriously comply with the land use scope regulated in the land certificate, and it is forbidden to make the waste of land; otherwise, the Lessee shall assume the relevant responsibilities.

(5)	It adopts the method of charter for the Land.
(6)	The Lessee shall guarantee that the current house and plants will not be damaged, and the disposal right of plants is held by the Lessor.
Article 2: Lease term
(1)	The cooperation period is temporarily five years, and the contract will be signed once a year; the contract term of the first year is from Mar. 1, 2010 to Feb. 28, 2011.

(2)
After the contract term expires, the Lessor has right to take back the Leased Property, and the Lessee shall return the Property and move out of the house in advance of two weeks; if the Lessee needs to extend the lease term, it shall propose within two months in advance of the expiry date; after the agreement of the Lessor, the two parties shall sign a new contract. The Lessee has the priority to lease the Property under the same conditions.

Article 3: Rent and other fees
(1)	Deposit
The deposit is 100,000 Yuan totally.
(2)	Rent
The rent is 180,000 Yuan each year, and it will increase 5% year by year since the second year.
(4)	Water & electricity fees
The Lessee shall pay the water & electricity fees to the relevant management department independently, and the Lessee shall take charge of the coordination.

Article 4: Payment of rent and other fees as well as land delivery
(1)
The Lessee shall remit the deposit and the rent of the first year to the specified bank account of the Lessor within three days after signing the contract, and the Lessor shall deliver the Land to the Lessee within three days after receiving the above items.

After the expiry date of the contract, and the following conditions are satisfied, the Lessor shall return the deposit to the Lessee within 15 working days without the interests.
1.	The Lessee has paid off all the rent and water & electricity fees to the Lessor.
2.	The Lessee has settled all the charges generated from the lease (including but not limited in fees of water, electricity, heat supply, telecom, environment & health and public security);
3.	It shall comply with the contract regulations to return the Land and assume other responsibilities to the Lessee.
4.	The Land, house, power and plants shall have no abnormal damage through the confirmation of the Lessor.
“Abnormal damage” refers to the situations except for the normal wearing and aging.
If there is “abnormal damage”, the two parties shall confirm the direct fees of the damage, and the deposit that deducted the direct fees shall be returned to the Lessee, and the lacking part shall be supplemented by the Lessee.
(2)
This contract will be based on the principle to pay the rent first and then take use of the Land, the Lessee shall pay the first-year rent and deposit within three days since the effective date of the contract; after then, the Lessee shall pay the rent of next year on 25 of last month before each calendar year or in advance of this date, and it shall remit to the specified account of the Lessor, or it can comply with other ways of payment agreed in the written form by the two parties.

Bank of deposit of Lessor: Jinan City Industrial Road Branch of Industrial Bank
Account No: 1602003209002600646

If the Lessor changes the payment account No. or bank of deposit, it shall promptly notify the Lessee.
The Lessee shall pay the liquidated damages to the Lessor if the rent is overdue, with the amount of: delayed days ×5/10000 of total owed rent.
Article 5: relevant fees
(3)	During the contract term, the Lessee shall assume the water & electricity fees, communication fees, decoration fees and all the fees needed for the normal use of relevant supported facilities.
(4)	The use right of the Leased Property belongs to the Lessee during the lease term.
Article 6: Safety management
(1)
The Lessee shall seriously comply with the Fire Protection Regulation of the People's Republic of China and relevant system of the Lessor; it shall coordinate the Lessor to prepare the relevant works, otherwise, all the responsibilities and losses shall be assumed by the Lessee.

(2)
The Lessee shall comply with all the safety management system and implement the safety inspection regularly, so as to eliminate the safety dangers; the Lessee shall comply with the relevant regulations to allocate the fire control equipment.

(3)
If it needs t works owing to the maintenance (including welding and gas welding, etc.), it shall get the permission of the principal department of Lessor; and the issues that need the approval of the principal department, it shall get the approval of fire control department.

(4)
The Lessee shall take charge of the fire and stealing control in the Leased Property according to the relevant regulations of the fire control department, and take self-examination and self-correction works. The Lessee has right to examine the fire and stealing control safety in the reasonable time agreed by the two parties, and it shall give the written notice to the Lessee; the Lessee shall not refuse unreasonably or delay the approval. The safety examination behaviors of the Lessor shall not exempt from the safety requirements like safety examination of the Lessee.

(5)
During the contract term, the two parties shall observe national laws and regulations, and it shall not use the Leased Property to engage in the illegal activities; meanwhile, the Lessor has right to urge the Lessee to do well the works with regards to fire control, safety and health.

(6)
The Lessee shall observe the safety management of the state and the Lessor, so as to promptly eliminate the personal harms as well as the harms to the Lessor. The Lessee shall take the security and protection for the properties, and assume all the responsibilities.

(7)	The Lessee shall comply with the national regulations to use the relevant equipment and facilities, otherwise, it will assume all the responsibilities as well as the losses of the Lessor.
Article 7: Responsibility of insurance
During the lease term, the Lessee shall take charge of purchasing the insurance of Lessor’s property and other necessary insurances (including the liability insurance). If the Lessee doesn’t purchase the above insurance, it shall assume all the compensations and responsibilities.
Article 8: The Land and surrounding environment management
(1)	If the Lessee’s behavior affects or harms the surrounding environment, it shall eliminate the effect and recover the original state, and it shall bear the responsibility for the damage.

(2)
When the lease term expires or the contract terminates in advance, the Lessee shall clean the Land and move out, and return the Land to the Lessor. If the Lessee doesn’t clean the Land, it shall bear the fees related to cleaning of the Lessor.

(3)
The Lessee must comply with the laws and regulations of the People’s Republic of China as well as the provisions relevant to property management of the Lessor, if it violates the regulations, it shall bear the relevant responsibilities. If the Lessee affects the normal works of other users owing to its violation of above regulations, the losses shall be assumed by the Lessor.

Article 9: Contract termination
(1)
During the lease term, if the Lessee doesn’t pay the rent or water & electricity management fees exceeding one month’s valid date, within five days since the Lessor notifies the Lessee of the payments in the written form, the Lessee doesn’t pay the relevant items; in this case, the Lessor has right to terminate the contract, and the Lessee shall take all the responsibilities.

(2)
If the Lessee doesn’t pay the rent or water & electricity management fees exceeding two months’ valid date, the Lessor has right to terminate the contract in advance and execute according to this contract. Since the date that the Lessor notifies the Lessee by means of fax or letter, this contract will terminate. The Lessor has right to detain the properties of the Lessee in the leased area, and after five days since sending the termination notice, the Lessor has right to auction the detained properties, and the obtained fees will be used to compensate for all the fees generated from the leasing behaviors of the Lessee.

(3)
The Lessee shall not terminate the contract in advance without the written permission of the Lessor. If the Lessee needs to terminate the contract in advance, it shall notify the Lessor in the written form before two months, and it can terminate the contract after completing the following procedures:

1.	Return the Land to the Lessor;
2.	Pay off the rent and other relevant fees;
3.	It shall pay the item that is equal to 2 times of the rent of the current month as the liquidated damages for the Lessor at the day before the termination date or in advance of this date.
Article 10: Exception clauses
(1)
The two parties will not assume the responsibilities for breach of the contract if the Lessor cannot perform the contract owing to the revision of relevant national laws and regulations or local government behavior. If the state and government makes land acquisition, the two parties shall abide by the national regulations to take the relevant responsibilities; but they shall comply with the regulated period of Article 2 to perform the obligations of notification.

(2)
If one party cannot perform the contract owing to natural disaster, wars or other unforeseeable force majeure factors that cannot be prevented or avoided, the relevant party shall notify the other party by means of main or fax; and it shall provide the detail of force majeure and the certificates for the non-performing of the contract or demand for delaying the performance within 30 days. These certificates shall be issued by the notary public of the place encountered from force majeure, if it cannot obtain the certificates issued by the notary public, it can provide other forcible certificates. The party suffered from the force majeure can be exempted from the responsibilities.

(3)
The contract will terminate if it cannot be executed owing to the above two reasons; the Lessor shall return the deposits and the rent during the period that the contract is not executed to the Lessee within 30 working days since the termination date, and other matters shall be handled in accordance with the national regulations.

Article 11: Relevant agreements of contract termination or dissolution
(1)
If the contract terminates in advance or the contract expires, and the two parties don’t continue the agreements, the Lessee shall move out of the house at the termination date or expiry date, and return the Land to the Lessor. If the Lessee doesn’t move out of the Land or returnit in time, it shall pay the doubled rent to the Lessor; while the Lessor has right to notify for refusing the doubled rent in the written form, and it has right to take back the Land and remove the properties forcibly; and it has no responsibility to keep the properties. If there are still the properties of Lessee within five days after moving, if the two parties have no agreements, it will be deemed as wavier of the ownership of the Lessee, and the Lessor will dispose these properties. If the Lessee has difficulties to find the workshop or there are other special reasons, the Lessor shall allow for delaying the term for 20 days, but the Lessee shall pay off the rent and relevant fees in a lump sum according to the agreed rent in the contract.

(2)
After the contract term expires, if the Lessee intends to continue the contract, it shall notify the Lessor in advance of 30 days, and the Lessor shall propose the disputes or negotiate to continue the agreements with the Lessee within 30 working days since receiving the notice; if it doesn’t reply within 30 working days since receiving the notice, it will be deemed as agreeing the reletting; the contract will extend for half a year, which will be calculated since the expiry date. After the lease term expires, if the Lessor intends to continue leasing the Land, the Lessee has the priority to lease the Land based on the same rent.

(3)	The Land shall comply with the normal using state when returning; otherwise, the Lessee shall assume the responsibility for the compensations.
Article 12: Operation and advertisement
(3)
The Lessor shall not interfere in the legal operation and production of the Lessee, and the production and operation behaviors and results have no relations with the Lessor. The Lessee (sublessee) shall not use the Lessor’ name, word size and image symbol in the self propaganda or operation activities; the Lessee shall ensure that its or the sublessee’s behaviors cannot harm the legal rights of the Lessor. Otherwise, the Lessee shall take charge of the compensations and bear the responsibilities according to the provisions for breach of the contract.

(4)
If the Lessee needs to establish the billboard on the house surface, wall and other parts or the places owned or managed by the Lessor surrounded the Land, it shall get the written permission of the Lessor; the relevant fees shall be confirmed through negotiation of the two parties; the Lessee will be responsible for completing the relevant procedures according to the government regulations as well as submit to the Lessor for filing.

Article 13: Relevant taxes
In accordance with the regulations of the state and local government, the relevant taxes of this contract shall be assumed respectively by the two parties.

Article 14: Notice
All the notices related to the contract or the documents related to the two parties as well as the relevant requirements shall be in the written form.
Article 15: Responsibility for breach of contract and claim
(1)	Any party will be deemed as breach of the contract if it doesn’t execute any clauses in the contract.
(2)
After receiving the written notice for the details of breach of contract of one party, any party shall confirm or propose the written disputes or supplementary notes within 15 working days. If it doesn’t reply in the written form within 15 working days, it will be deemed as acceptance of the contents; in this case, the two parties shall negotiate the issue; if it fails to be solved in this way, it shall be handled according to the clauses in this agreement. The default party shall assume the economic losses of the observant party caused by its breach of the contract.

(3)	Claim
1.
If the contract cannot be performed owing to illegal reasons of the Lessor, the rent will be settled by the contract standard and actual using time of the Lessee, and any excess payment shall be refunded and any deficiency shall be repaid; it shall return the overpayments and deposits of the Lessee, and it will give the Lessee 15 days for moving out of the Land for free.

2.
If the contract cannot be performed owing to illegal reasons of the Lessee, the Lessee shall move out of the Land and pay off the relevant fees within 15 days since receiving the written notice of the Lessor, and it will charge 5/10000 fees each day as the liquidated damages.  The Lessor will return the deposit without interests within three days after the Lessee completing the above obligations.

3.
If the disputes aroused from the contract cannot be solved through negotiation, the default party shall assume the expenses of the observant party for maintaining its rights, including but not limited in the travel fees, lawsuit fees, investigation fees and lawyer’s fees.

Article 16: Disputes solution
The disputes aroused from this contract shall be solved through negotiation of the two parties; for failure of negotiation, it shall make the lawsuit to the people’s court at the location of the Land.
Article 17: Other clauses
(1)	After signing the contract, if the enterprise name has change, the change party shall provide the registration materials of industry and commerce related to the change to the other party.
(2)	The unsettled matters herein shall be negotiated by the two parties to sign the supplementary agreement. The contract has 6 copies, with each party holding three.
(3)	This contract will take effect after signing and sealing of the two parties as well as receiving the deposit paid by the Lessee.

Lessor: Jiangjun Trading Co., Ltd.
Legal representative:

Lessee: Shandong Yaoyuan Pharmaceutical Company
Legal representative: Song Yanliang
Date: Mar. 1, 2010